January 10, 2014

TOUCHSTONE STRATEGIC TRUST

Touchstone Value Fund

Supplement to the Prospectus and Summary Prospectus Dated October 30, 2013

Change in Portfolio Management Team

On January 1, 2014, R. Lewis Ropp replaced Robert J. Chambers as a member of the portfolio management team of the Touchstone Value Fund (the “Fund”), which is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”). The replacement was part of a managed transition resulting from the planned retirement of Mr. Chambers. Mr. Ropp, Managing Director and Equity Portfolio Manager, joined Barrow Hanley in 2001 from Frost Securities, where he was a senior equity analyst and served as managing director of the Energy Group. Prior to joining Frost Securities, he served in management positions at Shell Oil Company and as a securities analyst in the energy sector at Howard, Weil, Labouisse, Friedrichs, Inc. Mr. Ropp received a Bachelor of Science in Mechanical Engineering from the University of Louisiana at Lafayette and a Master of Business Administration and Master of Science in Civil and Environmental Engineering from Tulane University.

In addition to Mr. Ropp, the Fund continues to be managed by James P. Barrow, Timothy J. Culler, J. Ray Nixon, Jr., and Mark Giambrone.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TVLAX-S3-1310